Exhibit 99.2

Amounts in thousands

Consolidated Balance Sheets
Unaudited
Last updated April 19, 2007

	At December 31,				Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,
	2000	2001	2002	2003	2004	2004	2004	2004	2005	2005	2005	2005	2006	2006	2006	2006	2007
Assets
Current assets:
Cash and cash equivalents	17,128	6,258	8,038	8,360	8,352	8,912	21,806	18,944	33,155	30,292	39,594	40,874	42,444	30,546	38,114	39,208	44,899
Short-term investments	—	—	—	—	—	—	25,943	31,188	19,698	24,181	20,883	23,314	27,063	35,203	36,906	39,127	37,578
Accounts receivable	5,649	3,711	6,637	10,415	12,003	14,034	17,968	16,939	13,552	15,799	21,968	25,462	31,615	26,250	25,347	32,021	25,050
Term receivables	2,839	3,600	3,085	4,926	5,080	5,849	8,232	10,090	13,275	14,733	14,105	15,376	17,268	19,255	22,587	23,806	20,555
Less allowance for doubtful accounts	(941)	(728)	(519)	(902)	(1,221)	(1,274)	(2,626)	(1,581)	(1,627)	(1,608)	(1,960)	(2,209)	(2,090)	(2,331)	(3,225)	(2,621)	(2,273)
Prepaid & other current assets	526	510	466	509	1,017	1,778	1,265	1,255	1,272	1,196	1,771	1,993	2,439	2,514	2,874	2,498	3,676
Total current assets	25,201	13,351	17,707	23,308	25,231	29,299	72,588	76,835	79,325	84,593	96,361	104,810	118,739	111,437	122,603	134,039	129,485
Property and equipment, net	3,044	3,931	3,319	2,942	3,234	3,553	4,001	4,393	4,842	5,375	5,597	6,451	6,632	8,620	8,470	10,073	10,715
Term receivables, noncurrent	—	—	924	2,278	2,415	3,673	3,777	5,756	8,256	10,234	10,801	10,697	12,611	15,765	22,193	24,805	19,349
Intangible and other assets, net	496	1,343	1,152	858	1,145	1,068	1,157	1,325	1,232	2,028	1,892	1,718	1,447	9,699	9,302	9,325	9,380
Total assets	28,741	18,625	23,102	29,386	32,025	37,593	81,523	88,309	93,655	102,230	114,651	123,676	139,429	145,521	162,568	178,242	168,929

Liabilities, Preferred Stock and Stockholders’ Equity (Deficit)
Current liabilities:
Accounts payable and accrued liabilities	2,819	2,335	2,039	3,179	4,197	4,293	5,452	5,435	6,397	6,600	7,635	8,041	9,231	8,970	8,591	12,005	13,818
Commissions and bonuses payable	1,025	531	1,076	1,636	1,469	2,133	2,248	2,648	1,971	2,550	3,344	2,910	3,706	3,066	4,001	4,069	2,902
Current portion of long-term debt	7	2,042	3,282	1,390	1,324	1,349	15	—	—	31	29	30	30	35	35	31	32
Deferred revenue	12,317	14,843	17,392	26,127	25,368	30,780	32,796	36,020	37,899	40,669	45,694	48,673	54,191	56,222	59,218	67,560	67,444
Total current liabilities	16,168	19,751	23,789	32,332	32,358	38,555	40,511	44,103	46,267	49,850	56,702	59,654	67,158	68,293	71,845	83,665	84,196
Deferred revenue, noncurrent	4,843	4,031	7,291	9,426	11,361	9,997	11,695	13,105	14,911	16,699	18,058	19,250	26,715	31,012	43,402	47,018	41,241
Long-term debt	—	1,185	940	484	1,046	1,377	—	—	—	131	125	117	109	123	113	85	77

Preferred stock	31,075	32,340	32,373	32,398	32,442	32,446	—	—	—	—	—	—	—	—	—	—	—

Stockholders’ equity (deficit):
Common stock and warrants	21	21	14	15	15	15	320	320	233	137	138	32	32	32	32	33	33
Additional paid-in capital	(1,109)	(1,051)	(986)	(912)	(807)	(721)	71,663	72,367	73,042	74,479	76,339	78,312	79,536	81,856	83,428	86,069	88,064
Other comprehensive income (loss)	(38)	(91)	(9)	73	(40)	(360)	(390)	(605)	(618)	(445)	(433)	(401)	(393)	(312)	(250)	(332)	(384)
Accumulated deficit	(22,219)	(37,561)	(40,310)	(44,430)	(44,350)	(43,716)	(42,276)	(40,981)	(40,180)	(38,621)	(36,278)	(33,288)	(33,728)	(35,483)	(36,002)	(38,296)	(44,298)
Total stockholders’ equity (deficit)	(23,345)	(38,682)	(41,291)	(45,254)	(45,182)	(44,782)	29,317	31,101	32,477	35,550	39,766	44,655	45,447	46,093	47,208	47,474	43,415
Total liabilities, preferred stock and stockholders’ equity (deficit)	28,741	18,625	23,102	29,386	32,025	37,593	81,523	88,309	93,655	102,230	114,651	123,676	139,429	145,521	162,568	178,242	168,929

RightNow provides this information as of the “last updated” date above and makes no commitment to subsequently update the information.

You are encouraged to read RightNow’s most recent reports on Form 10-K and Form 10-Q for a full explanation of our financial data and results.

Amounts in thousands, except per share data

Consolidated Statements of Operations
Unaudited
Last updated April 19, 2007

	Fiscal Year				2004
	2000	2001	2002	2003	Q1	Q2	Q3	Q4	FY
Revenue:
Software, hosting and support	10,549	18,998	23,338	29,300	10,720	11,709	12,976	14,359	49,764
Professional services	758	2,009	3,603	6,579	2,137	3,053	3,450	3,360	12,000
Total revenue	11,307	21,007	26,941	35,879	12,857	14,762	16,426	17,719	61,764

Cost of revenue:
Software, hosting and support	3,306	4,636	4,279	5,263	1,579	1,636	1,729	1,797	6,741
Professional services	485	1,335	2,156	3,740	1,310	1,573	1,979	2,344	7,206
Total cost of revenue	3,791	5,971	6,435	9,003	2,889	3,209	3,708	4,141	13,947

Gross profit	7,516	15,036	20,506	26,876	9,968	11,553	12,718	13,578	47,817

Operating expenses:
Sales and marketing	20,756	22,050	15,939	20,809	6,848	8,037	8,055	9,046	31,986
Research and development	3,639	4,584	4,117	5,915	1,805	1,807	2,028	2,167	7,807
General and administrative	3,375	3,973	2,842	3,518	1,153	1,016	1,164	1,288	4,621
Total operating expenses	27,770	30,607	22,898	30,242	9,806	10,860	11,247	12,501	44,414

Operating income (loss)	(20,254)	(15,571)	(2,392)	(3,366)	162	693	1,471	1,077	3,403
Interest and other income (expense), net	607	229	(357)	(215)	(64)	(46)	30	226	146

Income (loss) before income taxes	(19,647)	(15,342)	(2,749)	(3,581)	98	647	1,501	1,303	3,549
(Provision) benefit for income taxes	—	—	—	(539)	(18)	(13)	(61)	(8)	(100)
Net income (loss)	(19,647)	(15,342)	(2,749)	(4,120)	80	634	1,440	1,295	3,449

Net income (loss) per share:
Basic	$ (1.42)	$ (1.10)	$ (0.19)	$ (0.28)	$ 0.01	$ 0.04	$ 0.06	$ 0.04	$ 0.17
Diluted	$ (1.42)	$ (1.10)	$ (0.19)	$ (0.28)	$ 0.00	$ 0.02	$ 0.05	$ 0.04	$ 0.12

Shares used in the computation:
Basic	13,810	14,006	14,284	14,560	14,792	15,185	23,734	29,005	20,738
Diluted	13,810	14,006	14,284	14,560	25,143	26,187	30,671	33,665	29,177

Supplemental information of stock-based compensation expense included in:
Cost of software, hosting and support	—	—	—	—	—	—	—	—	—
Cost of professional services	—	—	—	—	—	—	—	—	—
Sales and marketing	—	—	—	—	—	—	—	—	—
Research and development	—	—	—	—	—	—	—	—	—
General and administrative	—	—	—	—	—	—	—	—	—
Total stock-based compensation	—	—	—	—	—	—	—	—	—

	2005					2006					2007
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1
Revenue:
Software, hosting and support	13,874	16,864	18,005	19,201	67,944	19,310	20,636	23,754	22,557	86,257	19,819
Professional services	4,468	4,214	5,149	5,373	19,204	5,321	6,272	6,334	6,204	24,131	5,883
Total revenue	18,342	21,078	23,154	24,574	87,148	24,631	26,908	30,088	28,761	110,388	25,702

Cost of revenue:
Software, hosting and support	2,064	2,276	2,253	2,518	9,111	2,771	3,159	3,667	3,663	13,260	4,394
Professional services	2,696	2,879	3,026	3,355	11,956	4,104	4,941	4,969	5,096	19,110	5,171
Total cost of revenue	4,760	5,155	5,279	5,873	21,067	6,875	8,100	8,636	8,759	32,370	9,565

Gross profit	13,582	15,923	17,875	18,701	66,081	17,756	18,808	21,452	20,002	78,018	16,137

Operating expenses:
Sales and marketing	9,457	10,557	11,248	11,421	42,683	13,726	14,852	16,535	16,391	61,504	15,727
Research and development	2,161	2,426	2,937	2,904	10,428	3,130	3,476	3,740	4,132	14,478	4,296
General and administrative	1,410	1,586	1,627	1,822	6,445	2,056	2,709	2,333	2,480	9,578	2,860
Total operating expenses	13,028	14,569	15,812	16,147	59,556	18,912	21,037	22,608	23,003	85,560	22,883

Operating income (loss)	554	1,354	2,063	2,554	6,525	(1,156)	(2,229)	(1,156)	(3,001)	(7,542)	(6,746)
Interest and other income (expense), net	292	331	440	583	1,646	672	768	740	884	3,064	828

Income (loss) before income taxes	846	1,685	2,503	3,137	8,171	(484)	(1,461)	(416)	(2,117)	(4,478)	(5,918)
(Provision) benefit for income taxes	(45)	(126)	(160)	(147)	(478)	44	(294)	(103)	(177)	(530)	(84)
Net income (loss)	801	1,559	2,343	2,990	7,693	(440)	(1,755)	(519)	(2,294)	(5,008)	(6,002)

Net income (loss) per share:
Basic	$ 0.03	$ 0.05	$ 0.08	$ 0.09	$ 0.25	$ (0.01)	$ (0.05)	$ (0.02)	$ (0.07)	$ (0.16)	$ (0.18)
Diluted	$ 0.02	$ 0.05	$ 0.07	$ 0.09	$ 0.23	$ (0.01)	$ (0.05)	$ (0.02)	$ (0.07)	$ (0.16)	$ (0.18)

Shares used in the computation:
Basic	29,816	30,232	30,802	31,652	30,631	31,943	32,172	32,316	32,529	32,241	32,858
Diluted	33,559	33,367	33,667	34,199	33,695	31,943	32,172	32,316	32,529	32,241	32,858

Supplemental information of stock-based compensation expense included in:
Cost of software, hosting and support	—	—	—	—	—	38	55	52	48	193	58
Cost of professional services	—	—	—	—	—	97	137	124	113	471	125
Sales and marketing	—	—	—	—	—	366	535	529	499	1,929	658
Research and development	—	—	—	—	—	159	233	230	212	834	226
General and administrative	—	—	—	—	—	123	718	179	181	1,201	235
Total stock-based compensation	—	—	—	—	—	783	1,678	1,114	1,053	4,628	1,302

RightNow provides this information as of the “last updated” date above and makes no commitment to subsequently update the information.

You are encouraged to read RightNow’s most recent reports on Form 10-K and Form 10-Q for a full explanation of our financial data and results.

Amounts in thousands

Consolidated Statements of Cash Flow
Unaudited
Last updated April 19, 2007

	Fiscal Years				2004					2005					2006					2007
	2000	2001	2002	2003	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1
Operating activities
Net income (loss)	(19,647)	(15,342)	(2,749)	(4,120)	80	634	1,440	1,295	3,449	801	1,559	2,343	2,990	7,693	(440)	(1,755)	(519)	(2,294)	(5,008)	(6,002)
Noncash adjustments:
Depreciation and amortization	532	1,486	2,051	2,474	624	711	746	709	2,790	742	828	892	944	3,406	1,105	1,337	1,556	1,683	5,681	1,675
Provision for losses on accounts receivable	1,715	2,032	259	477	85	117	349	(62)	489	52	(8)	216	161	421	(248)	7	292	255	306	(69)
Stock-based compensation expense				—	—	—	—	—	—	—	—	—	783	1,678	1,114	1,053	4,628	1,302
Changes in operating accounts:										—
Receivables	(6,846)	(1,295)	(3,636)	(6,678)	(1,550)	(4,178)	(5,366)	(3,563)	(14,657)	(2,402)	(5,866)	(6,072)	(4,796)	(19,136)	(9,798)	1,386	(8,117)	(10,958)	(27,487)	15,427
Prepaid and other current assets	(459)	(338)	(95)	(156)	(261)	(536)	(344)	(23)	(1,164)	(44)	67	(609)	(208)	(794)	(167)	8	(225)	193	(191)	(1,203)
Accounts payable and accrued liabilities	2,071	(435)	(378)	1,040	580	438	532	425	1,975	984	373	1,071	502	2,930	1,191	(638)	(373)	3,277	3,457	1,748
Commissions and bonusses payable	789	(510)	525	520	(175)	671	102	390	988	(663)	588	807	(423)	309	787	(752)	932	58	1,025	(1,440)
Deferred revenue	12,991	2,367	5,723	10,655	1,117	4,406	3,694	4,103	13,320	3,819	4,941	6,523	4,484	19,767	12,976	5,349	15,184	11,273	44,782	(6,056)
Other	114	(117)	243	107	(167)	(241)	(90)	46	(452)	(50)	82	77	190	299	(137)	244	(8)	(249)	(150)	(22)
Cash provided (used) by operating activities	(8,740)	(12,152)	1,943	4,319	333	2,022	1,063	3,320	6,738	3,239	2,564	5,248	3,844	14,895	6,052	6,864	9,836	4,291	27,043	5,360

Investing activities
Acquistion of property and equipment	(3,031)	(2,265)	(1,184)	(1,584)	(761)	(858)	(1,004)	(957)	(3,580)	(1,078)	(1,070)	(1,124)	(1,697)	(4,969)	(1,140)	(2,770)	(1,020)	(2,828)	(7,758)	(1,990)
Business acquisitions	(236)	(739)	—	(150)	—	(406)	(95)	(190)	(691)	—	(1,012)	(23)	(10)	(1,045)	—	(8,731)	—	—	(8,731)	—
Change in short-term investments, net	—	—	—	—	—	—	(25,943)	(5,245)	(31,188)	11,488	(4,483)	3,298	(2,431)	7,872	(3,749)	(8,140)	(1,638)	(2,285)	(15,812)	1,549
Other	—	—	2	18	—	1	—	2	3	—	—	8	—	8	(10)	—	(3)	(13)	(26)
Cash used for investing activities	(3,267)	(3,004)	(1,182)	(1,716)	(761)	(1,263)	(27,042)	(6,390)	(35,456)	10,410	(6,565)	2,159	(4,138)	1,866	(4,899)	(19,641)	(2,658)	(5,116)	(32,314)	(467)

Financing activities
Net proceeds from (payments on) long-term debt	(8)	3,219	896	(2,433)	474	341	(2,713)	(15)	(1,913)	—	—	154	(7)	147	(7)	(7)	(9)	(32)	(55)	(7)
Proceeds from issuance of stock:
Preferred stock	14,955	1,026	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Common stock issued under employee benefit plans	93	46	90	88	111	90	105	870	1,176	588	1,217	1,767	1,706	5,278	432	567	363	1,359	2,721	643
Initial public offering, net of offering costs	—	—	—	—	(172)	(603)	41,462	(715)	39,972	—	—	—	—	—	—	—	—	—	—	—
Other	(94)	—	—	—	(2)	—	—	—	(2)	—	—	—	—	—	—	—	—	400	400	49
Cash provided (used) by financing activities	14,946	4,291	986	(2,345)	411	(172)	38,854	140	39,233	588	1,217	1,921	1,699	5,425	425	560	354	1,727	3,066	685

Effect of foreign exchange rates	6	(5)	33	64	9	(27)	19	68	69	(26)	(79)	(26)	(125)	(256)	(8)	319	36	192	539	113

Net change in cash and cash equivalents	2,945	(10,870)	1,780	322	(8)	560	12,894	(2,862)	10,584	14,211	(2,863)	9,302	1,280	21,930	1,570	(11,898)	7,568	1,094	(1,666)	5,691

Cash and cash equivalents at beginning of period	14,183	17,128	6,258	8,038	8,360	8,352	8,912	21,806	8,360	18,944	33,155	30,292	39,594	18,944	40,874	42,444	30,546	38,114	40,874	39,208
Cash and cash equivalents at end of period	17,128	6,258	8,038	8,360	8,352	8,912	21,806	18,944	18,944	33,155	30,292	39,594	40,874	40,874	42,444	30,546	38,114	39,208	39,208	44,899

RightNow provides this information as of the “last updated” date above and makes no commitment to subsequently update the information.

You are encouraged to read RightNow’s most recent reports on Form 10-K and Form 10-Q for a full explanation of our financial data and results.

Supplemental Data Sheet
Unaudited
Last updated April 19, 2007

		Fiscal Year				2004					2005					2006					2007
		2000	2001	2002	2003	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1

Revenue	Recurring	6,504	15,757	19,810	23,988	8,491	8,384	9,553	9,793	36,221	10,624	10,791	11,695	12,946	46,056	13,977	15,083	16,710	17,678	63,448	19,225
Mix	Perpetual	4,045	3,241	3,528	5,312	2,229	3,325	3,423	4,566	13,543	3,250	6,073	6,310	6,255	21,888	5,333	5,553	7,044	4,879	22,809	594
(in thousands)	Professional services	758	2,009	3,603	6,579	2,137	3,053	3,450	3,360	12,000	4,468	4,214	5,149	5,373	19,204	5,321	6,272	6,334	6,204	24,131	5,883
	Total	11,307	21,007	26,941	35,879	12,857	14,762	16,426	17,719	61,764	18,342	21,078	23,154	24,574	87,148	24,631	26,908	30,088	28,761	110,388	25,702

Revenue	Recurring	57%	75%	74%	67%	66%	56%	58%	55%	59%	58%	51%	51%	53%	53%	56%	56%	56%	61%	57%	75%
Mix	Perpetual	36%	15%	13%	15%	17%	23%	21%	26%	22%	18%	29%	27%	25%	25%	22%	21%	23%	17%	21%	2%
(% of total)	Professional services	7%	10%	13%	18%	17%	21%	21%	19%	19%	24%	20%	22%	22%	22%	22%	23%	21%	22%	22%	23%

Revenue by	Americas	11,026	16,522	21,940	27,161	9,188	10,955	12,421	12,635	45,199	13,757	16,652	17,291	16,710	64,410	17,368	20,072	23,847	21,235	82,522	18,472
Geography	Europe	281	2,311	4,041	6,458	2,443	3,553	3,188	3,608	12,792	2,751	3,372	3,752	5,652	15,527	5,014	5,335	4,732	5,520	20,601	5,359
(in thousands)	Asia Pacific	—	2,174	960	2,260	1,226	254	817	1,476	3,773	1,834	1,054	2,111	2,212	7,211	2,249	1,501	1,509	2,006	7,265	1,871

Revenue by	Americas	98%	79%	81%	76%	71%	74%	76%	72%	73%	75%	79%	75%	68%	74%	71%	74%	79%	74%	74%	72%
Geography	Europe	2%	11%	15%	18%	19%	24%	19%	20%	21%	15%	16%	16%	23%	18%	20%	20%	16%	19%	19%	21%
(% of total)	Asia Pacific	0%	10%	4%	6%	10%	2%	5%	8%	6%	10%	5%	9%	9%	8%	9%	6%	5%	7%	7%	7%

Deferred	Current	12,317	14,843	17,392	26,127	25,368	30,780	32,796	36,020		37,899	40,669	45,694	48,673		54,191	56,222	59,218	67,560		67,444
Revenue	Non-current	4,843	4,031	7,291	9,426	11,361	9,997	11,695	13,105		14,911	16,699	18,058	19,250		26,715	31,012	43,402	47,018		41,241
(in thousands)	Total	17,160	18,874	24,683	35,553	36,729	40,777	44,491	49,125		52,810	57,368	63,752	67,923		80,906	87,234	102,620	114,578		108,685

Net Deferred	Gross deferred revenue	17,160	18,874	24,683	35,553	36,729	40,777	44,491	49,125		52,810	57,368	63,752	67,923		80,906	87,234	102,620	114,578		108,685
Revenue	Less term receivables	(2,839)	(3,600)	(4,009)	(7,204)	(7,495)	(9,522)	(12,009)	(15,846)		(21,531)	(24,967)	(24,906)	(26,073)		(29,879)	(35,020)	(44,780)	(48,611)		(39,904)
(in thousands)	Net deferred revenue	14,321	15,274	20,674	28,349	29,234	31,255	32,482	33,279		31,279	32,401	38,846	41,850		51,027	52,214	57,840	65,967		68,781

Customers	New	593	361	227	211	69	74	88	80	311	60	80	92	80	312	97	261	83	79	520	62
	Total (~)	1,000	1,100	900	1,000	1,100	1,200	1,200	1,200		1,300	1,300	1,400	1,500		1,500	1,700	1,800	1,800		1,800
	Interactions (in millions)	n/a	n/a	146	249	102	110	140	150	502	166	176	188	214	744	281	223	261	285	1,050	352

Employees	Worldwide	346	222	234	306	322	354	387	403		438	490	494	530		578	649	654	658		679

RightNow provides this information as of the “last updated” date above and makes no commitment to subsequently update the information.

You are encouraged to read RightNow’s most recent reports on Form 10-K and Form 10-Q for a full explanation of our financial data and results.